

NASDAQ: PRPH

Investor Presentation

OCTOBER 2020

Forward Looking Statements

This presentation contains forward-looking statements relating to the our strategy and business objectives. All statements other than statements of historical facts included in this presentation may be deemed to be forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty or future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. Additional risks and uncertainties relating to our business can be found under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our subsequent Quarterly Reports on Form 10-Q, as well as our other filings with the Securities and Exchange Commission. These forward-looking statements are based on current expectations, estimates, forecasts and projections and are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors. The forward-looking statements contained in this presentation are made as of the date hereof, and we do not assume any obligation to update any forward-looking statements except as required by applicable law.

Corporate Overview

ProPhase Labs (NASDAQ: PRPH) is a diversified medical science and technology company that develops, contract manufactures, and distributes Over-The-Counter (OTC) consumer healthcare products and dietary supplements.

- **Successful In-House TK Supplements® Brand:** Created dietary supplements product line, sold at CVS, Walgreens, Walmart & more.
- **One of the Leading Lozenge Contract Manufacturers in the U.S.:** State-of-the-art lozenge manufacturer.
- **Strong Revenue Growth:** Restructured manufacturing operations. Reported 100% QoQ revenue growth in Q2 2020 with ~1,100 basis point gross margin increase.
- **Improved Cash Position:** Raised $10 million through the issuance of Promissory Notes in September 2020 and have access to additional $11 million for working capital as of September 30, 2020. Corporate office building under contract for sale for $2.2 million expected to close in Q4 2020.
- **Successful Track Record:** Divested Cold-EEZE® brand to Mylan for $50 million in 2017.
- **Robust Acquisition Pipeline:** Pursuing acquisition opportunities in related industries, including a recently announced initiative to explore the acquisition of COVID-19 testing laboratories.

ProPhase Labs

NASDAQ: PRPH

Share Price[1]	$5.15
Market Cap[1]	$45.3M
TTM Revenue[2]	$11.4M
TTM Gross Profit[2]	$3.5M
Cash, Cash Equivalents & Marketable Securities[2]	$5.9M
Shares Outstanding[2]	11.6M
Float[2]	8.8M
Insider Holdings[2]	24.2%

1. At October 2, 2020
2. As of June 30, 2020

Pharmaloz Manufacturing

ProPhase LABS

Pharmaloz Manufacturing, Inc.

One of the Largest Lozenge Manufacturers in the U.S.

- **Contract Manufacturing** - 60,000 sq. ft. climate-controlled facility on 12 acres operating under FDA 21 CFR 210 & 211 guidelines provides the ability to offer products for diversified needs
- **Private Label** - Partners with brokers and retailers to provide superior quality products
- **Marketing** - Offers the ability to deploy various strategies to help customers market their products successfully
- **Research & Development** - Works to develop and formulate customers' unique, best in class products
- **Quality & Regulatory** - Embraces the importance of both Quality & Regulatory compliance throughout the manufacturing process



FDA REGISTERED FACILITY · GMP · UL CERTIFIED · USDA ORGANIC · K · Made in USA

TK Supplements®

TK Supplements® is dedicated to promoting better health, energy and sexual vitality.

- We offer a line of dietary supplement products under the **TK Supplements®** brand, including:
  - **LEGENDZ XL®**, for male sexual enhancement
  - **TRIPLE EDGE XL®**, a daily energy and stamina booster
  - **SUPER PROSTAFLOW+™**, a supplement to support prostate and urinary health

Legendz XL has distribution in Rite Aid, Walgreens and other retailers, and via ecommerce, and is now achieving broader distribution in Q4 2020 at CVS and Walmart. Triple Edge XL, is now gaining retailer acceptance as well.


super PROSTAFLOW+
NATURAL EXTRACTS
56 CAPSULES
TRIPLE EDGE XL
ENERGY + STAMINA BOOSTER
CLINICALLY SHOWN TO PROMOTE:
56 CAPSULES
More Powerful Nitric Oxide Booster
Works with the First Use
LEGENDZ XL
MALE SEXUAL ENHANCEMENT
10 CAPSULES


MALE SEXUAL ENHANCEMENT*
LEGENDZ XL
CLINICALLY SHOWN TO ENHANCE MALE SEXUAL PERFORMANCE**...
PROMOTES BLOOD FLOW WITHIN 60 MINUTES*
WORKS WITH THE FIRST USE*
PROMOTES STAMINA, CONFIDENCE & SEX DRIVE*
MORE POWERFUL NITRIC OXIDE BOOSTER†


super PROSTAFLOW+
NATURAL EXTRACTS
Made in USA
CLINICALLY STUDIED INGREDIENTS

TK Supplements
- Authorized Distribution Platform

Drug Channel:

- Walgreens: Sept 2019
- CVS: Oct 2020 **(Authorized BOTH Legendz XL AND Triple Edge XL)**
- Rite Aid: 2018, expanding to full distribution in Jan 2021
- Bartell Drug
- Cardinal Health – Authorized in POG for certain independent pharmacies
- McKesson

Mass:

- Walmart: Oct 2020

Food Channel:

- Ahold
- Key Regional Chains: Hannaford, Harris Teeter, Weis, Raley's, Bartell Drug, etc.

E-Commerce:

- Amazon: Entire TK Supplements available
- LegendzXL.com: Entire TK Supplements available

Growth Drivers



COVID Testing & Lab Processing

- Purchase and build out CLIA certified labs for processing
- Longer term vision of COVID/influenza saliva-based test as well as various diagnostic testing
- After six months of extensive due diligence, management has uncovered several exciting and timely opportunities in the industry



Manufacturing (CMO)

- Explore different opportunities to expand our current internal and other contract manufacturing capabilities
- This will include different dosage forms (oral, sterile, topical, etc.) for both OTC and Rx market


TK
super PROSTAFLOW
NATURAL EXTRACTS
Made in USA

TK Supplements Business

- Legendz XL distribution is growing with Triple Edge XL now beginning to gain acceptance
- New and innovative products already under development and on the horizon

Financials

- Restructured manufacturing operations to lower costs, contributing to an increase in gross margins.
- Strong customer demand drove 100% quarter-over-quarter sales growth in Q2 2020.

$ in millions	3 Months Ending June 30		6 Months Ending June 30	
	2020	2019	2020	2019
Total Revenue	$ 3.6	$ 1.7	$ 5.5	$ 4.0
Gross Profit	$ 1.3	$ 0.3	$ 1.7	$ 0.8
Gross Margin (%)	35.3%	15.8%	30.7%	19.7%
Net Income	$ 0.1	$ 1.2	$ (0.7)	$ (2.3)

Management

Ted Karkus - Chairman & CEO

Ted Karkus is the CEO and Chairman of the Board of Directors of ProPhase Labs. He financed and advised ID Biomedical, a biotech/vaccine company, when it was valued at $25 million and near bankruptcy. He successfully persuaded the board of directors into making difficult but necessary changes to management, including the replacement of the CEO, and helped to redirect their strategic focus. Seven years later, the company was sold to GlaxoSmithKline for more than $1.4 billion. While advising ID Biomedical, he began a similar decade-long engagement with ProPhase Labs. After years of declining revenues, increasing losses and questionable investments, the company's direction was in dire need of change -- and the shareholders' interests in need of protection. Mr. Karkus initiated a highly risky but successful proxy contest in 2009 that led to his position as CEO. As CEO, he directly oversees corporate strategy, legal strategy, shareholder relations and marketing/advertising (including PR, SM/digital, TV, radio and print), as well as R&D/product development and sales team. After inheriting a severely declining brand, he restructured the entire go to market strategy for the flagship Cold-EEZE brand and grew revenues significantly. The net result: in 2017, ProPhase Labs sold the Cold-EEZE brand for $50 million to Mylan, a multibillion-dollar pharmaceutical company.

Additional info: Graduated Tufts University with a BS in psychology and Magna Cum Laude Honors in 1981 and graduated Columbia University School of Business with an MBA in finance and Beta Gamma Sigma Honors in 1984. He started his career on Wall Street working for a variety of investment banks prior to a financial consulting career which led to gaining control of ProPhase Labs.

Monica Brady - Chief Financial Officer

Monica Brady has served as our Chief Financial Officer since January 16, 2019. Prior to serving as our Chief Financial Officer, Ms. Brady served as our Chief Accounting Officer beginning September 2017 and our Director of Finance from 2009 to September 2017.

Key Takeaways

- **Successful In-House TK Supplements® Brand:** Created dietary supplements product line, sold at CVS, Walgreens, Walmart & more.
- **One of the Leading Lozenge Contract Manufacturers in the U.S.:** State-of-the-art lozenge manufacturer.
- **Strong Revenue Growth:** Restructured manufacturing operations reported 100% QoQ revenue growth in Q2 2020 with ~1,100 basis point gross margin increase.
- **Improved Cash Position:** Raised $10 million through the issuance of Promissory Notes in September 2020 and have access to additional $11 million for working capital as of September 30, 2020. Corporate office building under contract for sale for $2.2 million expected to close in Q4 2020.
- **Successful Track Record:** Divested Cold-EEZE® brand to Mylan for $50 million in 2017.
- **Acquisition Pipeline:** After six months of extensive due diligence, management has uncovered several exciting and timely opportunities in the upper respiratory & COVID-19 testing laboratory industry. Has also uncovered exciting opportunities in related COVID businesses.


ProPhase
LABS

Contact

Company

Ted Karkus
Chairman & CEO
621 N. Shady Retreat Rd.
Doylestown, PA 18901

Investor Relations

Chris Tyson
Executive Vice President
MZ North America
Direct: 949-491-8235
PRPH@mzgroup.us
www.mzgroup.us

ProPhase LABS

www.prophaselabs.com

